UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2003

DANKA BUSINESS SYSTEMS PLC

(Exact name of registrant as specified in its charter)

England & Wales (State or other jurisdiction of incorporation)	0-20828 (Commission File Number)	98-0052869 (IRS Employer Identification No.)

11201 Danka Circle North		Masters House
St. Petersburg, Florida 33716	and	107 Hammersmith Road
London, England W14 0QH

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(727) 576-6003 in the United States

011-44-207-605-0150 in the United Kingdom

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

* 99.1 Press release dated May 22, 2003 of Danka Business Systems PLC announcing its financial and operating results for the fourth quarter and fiscal year ended March 31, 2003.

* Included in this current report on Form 8-K pursuant to Item 12.

ITEM 9. Regulation FD Disclosure

See Item 12, Results of Operations and Financial Condition.

ITEM 12. Results of Operations and Financial Condition

All of the information in this Form 8-K and the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing and the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Attached hereto as Exhibit 99.1 is a copy of the Registrant’s press release announcing its financial and operating results for the fourth quarter and fiscal year ended March 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Danka Business Systems PLC

	By:	/s/ F. Mark Wolfinger
Dated: May 22, 2003		F. Mark Wolfinger Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated May 22, 2003 of Danka Business Systems PLC announcing its financial and operating results for the fourth quarter and fiscal year ended March 31, 2003.